Exhibit 99.1

Allison Transmission Prices Offering of $500 Million Aggregate Principal Amount of 5.875% Senior Notes Due 2033 and $1,200 Million Senior Secured Incremental Term Loan Facility

INDIANAPOLIS, November 6, 2025 – Allison Transmission Holdings, Inc. (NYSE: ALSN) (“Allison” or the “Company”) today announced that its wholly owned subsidiary, Allison Transmission, Inc. (the “Issuer”), priced its offering of $500 million in aggregate principal amount of 5.875% Senior Notes due 2033 (the “Notes”) on November 6, 2025 in a private placement (the “Notes Offering”) exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). The Company also announced that it priced its new senior secured incremental term loan facility in an aggregate principal amount of $1,200 million (the “Incremental Term Loan Facility”), which will bear interest at a rate of Term SOFR plus 1.75%. As previously disclosed by the Company, the Issuer is seeking to enter into an amendment to its credit agreement, which, among other things, will provide for the Incremental Term Loan Facility. The Issuer intends to use the net proceeds from the Notes Offering and borrowings under the Incremental Term Loan Facility and its senior secured revolving credit facility, together with cash on hand and anticipated future cash flow, to finance the consummation of the Company’s acquisition of the off-highway business of Dana Incorporated (the “Dana Business Acquisition”) and to pay related fees, costs and expenses. The consummation of the Notes Offering is expected to occur on or about November 21, 2025, subject to customary conditions and the Incremental Term Loan Facility is expected to close concurrently with the closing of the Dana Business Acquisition. If the Dana Business Acquisition does not close, the Notes will be subject to a special mandatory redemption provision requiring the redemption of the Notes at par.

The Notes will be guaranteed by each of the Issuer’s existing and subsequently acquired or organized domestic subsidiaries that is a borrower under or that guarantees obligations under the Issuer’s senior secured credit facilities, subject to certain exceptions. On the issue date, it is expected that none of the Issuer’s domestic subsidiaries will guarantee its obligations under the senior secured credit facilities, and therefore none of the Issuer’s domestic subsidiaries will initially guarantee the Notes.

The Notes are being offered in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act, and to certain non-U.S. persons in transactions outside of the United States in reliance on Regulation S under the Securities Act. The Notes will not be registered under the Securities Act or the securities laws of any state or jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

This press release shall not constitute an offer to sell or the solicitation of an offer to purchase the Notes, nor shall there be any sale of the Notes in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About Allison Transmission

Allison Transmission (NYSE: ALSN) is a leading designer and manufacturer of propulsion solutions for commercial and defense vehicles and the largest global manufacturer of medium- and heavy-duty fully automatic transmissions that Improve the Way the World Works. Allison products are used in a wide variety of applications, including on-highway vehicles (distribution, refuse, construction, fire and emergency), buses (school, transit and coach), motorhomes, off-highway vehicles and equipment (energy, mining, construction and agriculture) and defense vehicles (tactical wheeled and tracked). Founded in 1915, the company is headquartered in Indianapolis, Indiana, USA. With a presence in more than 150 countries, Allison has regional headquarters in the Netherlands, China and Brazil, manufacturing facilities in the USA, Hungary and India, as well as global engineering resources, including electrification engineering centers in Indianapolis, Indiana, Auburn Hills, Michigan and London in the United Kingdom. Allison also has approximately 1,600 independent distributor and dealer locations worldwide. For more information, visit allisontransmission.com.

Forward-Looking Statements

This press release contains forward-looking statements. All statements other than statements of historical fact contained in this press release are forward-looking statements, including all statements regarding the Notes Offering and the Dana Business Acquisition. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plans,” “project,” “anticipate,” “believe,” “estimate,” “predict,” “intend,” “forecast,” “could,” “potential,” “continue” or the negative of these terms or other similar terms or phrases. Forward-looking statements are not guarantees of future performance and involve known and unknown risks. Factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made include, but are not limited to: the Dana Business Acquisition may not be completed in a timely manner or at all; the Company may experience delays, unanticipated costs or restrictions resulting from regulatory review of the Dana Business Acquisition, including the risk that the Company may be unable to obtain governmental and regulatory approvals required for the Dana Business Acquisition or that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Dana Business Acquisition; the full amount of the financing intended to fund the Dana Business Acquisition may not be obtained; uncertainties associated with the Dana Business Acquisition may cause a loss of both companies’ management personnel and other key employees, and cause disruptions to both companies’ business relationships; the purchase agreement for the Dana Business Acquisition subjects the Company and Dana Incorporated to restrictions on business activities prior to the effective time of the Dana Business Acquisition; the Company is expected to incur significant costs in connection with the Dana Business Acquisition and integration; litigation risks relating to the Dana Business Acquisition; the Dana Business and its operations may not be integrated successfully in the expected time frame; the Dana Business Acquisition may result in a loss of customers, vendors, and other business counterparties; the combined company may fail to realize all of the anticipated benefits of the Dana Business Acquisition or fail to effectively manage its expanded operations; our participation in markets that are competitive; our ability to prepare for, respond to and successfully achieve our objectives relating to technological and market developments, competitive threats and changing customer needs, including with respect to electric hybrid and fully electric commercial vehicles; increases in cost, disruption of supply or shortage of labor, freight, raw materials, energy or components used to manufacture or transport our products or those of our customers or suppliers, including as a result of geopolitical risks, natural disasters, extreme weather events, wars and public health crises such as pandemics; global economic volatility; general economic and industry conditions, including the risk of prolonged inflation and recession; labor strikes, work stoppages or similar labor disputes, which could significantly disrupt our operations or those of our principal customers or suppliers; the highly cyclical industries in which certain of our end users operate; uncertainty in the global regulatory and business environments in which the Company operates; the concentration of our net sales in our top five customers and the loss of any one of these; cybersecurity risks to our operational systems, security systems or infrastructure owned by us or our third-party vendors and suppliers; the failure of markets outside North America to increase adoption of fully automatic transmissions; the success of our research and development efforts, the outcome of which is uncertain; U.S. and foreign defense spending; risks associated with our international operations, including acts of war and increased trade protectionism and tariffs; the discovery of defects in our products, resulting in delays in new model launches, recall campaigns and/or increased warranty costs and reduction in future sales or damage to our brand and reputation; our ability to identify, consummate and effectively integrate acquisitions and collaborations; risks related to our indebtedness; other factors disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, which it filed with the SEC on February 13, 2025, Holdings’ Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, which it filed with the SEC on May 2, 2025, Holdings’ Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, which it filed with the SEC on August 5, 2025, Holdings’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, which it filed with the SEC on October 30, 2025, or in any other document the Company filed or files with the SEC; and other factors beyond our control. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company can give no assurance that the expectations will be attained or that any deviation will not be material. All information is as of the date of this press release, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in expectations.

Allison Transmission Contacts:

Jackie Bolles

Executive Director, Treasury and Investor Relations

ir@allisontransmission.com; (317) 242-7073

Media Relations

media@allisontransmission.com

(317) 694-2065